UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06190 )

Exact name of registrant as specified in charter: Putnam International Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service: Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to: John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: June 30, 2006

Date of reporting period: July 1, 2005—June 30, 2006

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Equity Fund

6|30|06

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management
Since 1937, our values have been rooted
in a profound sense of responsibility for the
money entrusted to us.

A prudent approach to investing
We use a research-driven team approach to seek
consistent, dependable, superior investment
results over time, although there is no guarantee
a fund will meet its objectives.

Funds for every investment goal
We offer a broad range of mutual funds and other
financial products so investors and their financial
representatives can build diversified portfolios.

A commitment to doing
what’s right for investors
We have below-average expenses and stringent
investor protections, and provide a wealth of
information about the Putnam funds.

Industry-leading service
We help investors, along with their financial
representatives, make informed investment
decisions with confidence.

Putnam International Equity Fund

6| 30| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	59
Brokerage commissions	60
About the Trustees	61
Officers	67

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

Over the last two months of your fund’s reporting period, investors were particularly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets in May and June as leading economic indicators began to warn of slower growth and the Federal Reserve (the Fed) continued its series of interest-rate increases. The resulting correction undercut much of the progress that markets had achieved in the first four months of 2006.

However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. These higher rates are bringing business borrowing costs closer to the rate of return available from investments. At some point, this could mean that economic growth may, indeed, slow somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment.

The recent correction has, in our view, brought valuations back to attractive levels and created opportunities in a wide array of markets and sectors. You can be assured that the investment professionals managing your fund are working to take advantage of these opportunities as they arise. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, who has been an independent Trustee of the Putnam funds since 1997. We thank him for his service. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended June 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam International Equity Fund: the benefits of investing in international stock markets

As a shareholder of Putnam International Equity Fund, you are positioning your money to benefit from investment opportunities outside the United States. Although international investing involves additional risks, the fund lets you take advantage of the capital appreciation potential of a broad range of leading companies in international markets.

In many cases, international companies are the top competitors in global industries. If you look at the products or services you use every day — from cars to cellular telephones to household products — you are likely to find many items made by international companies.

While investing in different currencies and economic systems can add risk, it may help you manage an important financial risk — the possibility of a slump in the U.S. economy —and gives you a chance to keep building wealth even if U.S. stocks struggle.

That’s because international economies generally follow a different business cycle than the United States and have different monetary policies. In many regions, especially Asia and Latin America, economies are growing much faster than the U.S. economy and appear likely to continue this growth at an accelerated pace. And, when you invest internationally, you can benefit when foreign currencies strengthen against the U.S. dollar.

Since 1991, Putnam International Equity Fund has sought to invest in leading companies in international markets. The fund’s management team analyzes stocks, as well as industry sectors and global market conditions, by relying on Putnam’s proprietary research capabilities. In addition to the United States, analysts and other team members are based in London and Tokyo for better access to information about international companies.

Many changes in the world economy have added to the investment potential of international companies since Putnam International Equity Fund launched in 1991.

Using Putnam’s blend strategy, the team has the flexibility to select a broad range of stocks it believes are priced below their true worth. The portfolio’s diversification may help keep the fund competitive given the risks of changing market conditions and political developments in international markets. The fund can invest in developed economies such as Europe, Japan, Canada, and Australia, as well as in the emerging markets of the world. For 15 years, the fund has helped investors benefit from diversification and economic growth generated outside the United States.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

A rising equity culture fuels the growth of international markets.

Many analysts believe that as equity markets expand an “equity culture” forms. In an equity culture, people accept the risk of owning stocks in exchange for the opportunity to earn long-term finan-cial rewards. Signs of a flourishing equity culture include the creation of new markets and investor-friendly regulations.

New markets for equity investing were established as communist economies transitioned to capitalism. In 1989, for example, Slovenia established a stock exchange, followed by Hungary, China, and more than five other nations by 1992.

Investor-friendly regulations help to give investors a sound legal footing. Examples include South Korea’s measures requiring companies to respect minority-shareholder rights, grant real power to independent directors, and open up to foreign ownership.

Putnam International Equity Fund seeks capital appreciation by investing primarily in common stocks of companies outside the United States. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe they are worth. It may be suitable for investors seeking capital appreciation who are willing to accept the risks of investing in international markets.

Highlights

* Putnam International Equity Fund’s class A shares returned 25.70% without sales charges for the 12 months ended June 30, 2006.

* The fund’s benchmark, the MSCI EAFE Index, returned 26.56% for the period.

* The fund’s Lipper peer group, International Large-Cap Core Funds, had an average return of
25.67% for the period.

*  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 6/30/06

Since the fund’s inception (2/28/91), average annual return is 10.73% at NAV and 10.34% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	10.43%	9.83%	169.63%	155.47%

5 years	7.44	6.29	43.18	35.65

3 years	20.30	18.15	74.11	64.93

1 year	25.70	19.08	25.70	19.08

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

During the fiscal year that ended June 30, 2006, Putnam International Equity Fund achieved robust results. The fund’s performance at net asset value (NAV, or without sales charges) was in line with the average for its Lipper peer group and just slightly behind the return of its benchmark index. Our stock selections proved particularly rewarding in the energy, consumer staples, and health-care sectors. However, these gains were offset by weak performance from several stocks in France and the United Kingdom. The fund’s currency positioning was beneficial primarily because of overweight exposure to the Brazilian real, which strengthened versus the U.S. dollar.

Market overview

International stocks delivered substantially stronger results than U.S. stocks over the past fiscal year. Supported by an accelerating global economy, which grew at a pace of more than 4% annually, most international markets posted double-digit gains. A reinvigorated Japan led the way. In sector terms, basic materials, capital goods, energy, and financials delivered the best results. Only the communications services sector posted a negative return for the trailing 12 months.

Economic activity in Europe has recently gathered pace while brisk merger-and-acquisitions (M&A) activity continues to lift equities. However, worries about the long-term effects of high energy prices and the European Central Bank’s tighter monetary policy could threaten future momentum. While the Japanese economy continued to show signs of recovery, a June insider-trading scandal contributed to a recent pullback there. The Bank of Japan remained patient during the period, but after the period ended, further indications of improving economic activity prompted the Bank to lift interest rates to 0.25% from 0.1%, the level at which they had been set since 2001. We believe the rate increase is a sign of the bank’s confidence in the continuation of Japan’s recovery.

In light of the solid gains achieved over the trailing 12 months, we believe the recent pullback in global markets can be attributed to investor concern about the possibility of inflation, higher interest rates in several markets, and the vulnerability of crude oil prices and supplies to geopolitical events.

Strategy overview

In managing your fund’s portfolio, our approach focuses on stock selection. We seek to own stocks of large and mid-size international companies mispriced by the market — in other words, companies that we believe are worth more than their current stock prices indicate, based on the cash flow the companies generate. The fund’s “blend” investment style gives us the flexibility to invest in a wide range of companies without a bias toward either growth or value stocks. For example, we may target companies that are growing rapidly and seem to have the potential to continue growing, as well as out-of-favor companies undergoing changes that may improve their earnings and growth potential. All of our research integrates fundamental and quantitative analysis, enabling us to evaluate each company’s individual merits and prospects while comparing it rigorously to a wide array of stocks. This combined analysis helps us to identify mispriced companies.

During the period, our stock selection decisions led to overweight positions, relative to the benchmark, in several sectors, particularly consumer cyclicals,

Market sector performance

These indexes provide an overview of performance in different market sectors for the
12 months ended 6/30/06.

Equities

MSCI EAFE Index (international stocks)	26.56%

MSCI Pacific Index (Asian and Australian stocks)	30.93%

MSCI Emerging Markets Free Index (emerging market stocks)	35.91%

S&P 500 Index (broad stock market)	8.63%

Bonds

Lehman Aggregate Bond Index (broad bond market)	–0.81%

Lehman Government Bond Index (U.S. Treasury and agency securities)	–1.16%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	5.07%

Citigroup World Government Bond Index (global government bonds)	–0.36%

energy, and communications services. Conversely, the fund had underweights to the health-care, consumer staples, and financials sectors. With regard to country positions relative to the benchmark, our stock selection decisions have recently produced portfolio overweights to Switzerland, Japan, South Korea, China, and Belgium, and underweights to the United Kingdom, Australia, Spain, and Germany.

Your fund’s holdings

Our stock selection decisions had the most favorable impact in the energy, consumer staples, and health-care sectors. Among energy holdings in the oil and gas industry, the portfolio had positions in two emerging-markets stocks, Petroleo Brasileiro and China Shenhua Energy, and both contributed strong results. Shares of the former, also known as Petrobras, appreciated by more than 50% during the past year as it benefited from high oil prices. The company also recently announced a $56 billion plan to nearly double production of oil and gas by 2010. Meanwhile, China Shenhua’s earnings benefited during the period as the company was able to charge higher prices in its home market, in part because China’s government is seeking to rely more on domestic resources and less on imported fuels.

The lion’s share of the portfolio’s gains in the consumer staples sector resulted from the fund’s overweight position in Japan Tobacco. Stock of this company,

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

the world’s third-largest cigarette maker, appreciated as its management has been able to successfully cut costs, expand overseas, and diversify its current product line to counterbalance a declining domestic tobacco market. Within the health-care sector and the portfolio overall, the top contributor was Schering AG, a German pharmaceuticals manufacturer. We built an overweight position in Schering early in the fiscal period. Schering’s shares appreciated sharply in March as the company became the target of competing acquisition bids by two other industry rivals in Germany, Merck and Bayer. Merck, a large pharmaceutical company, initiated the takeover battle, but its bid was trumped by Bayer, whose offer of 16.3 billion euros was accepted. We sold the position in Schering when its price rose as a result of the battle, because we believed that the price reflected the company’s worth.

Also adding to relative returns were overweight positions in several Japanese companies, including Mizuho Financial and Toyota Motor. Both companies have benefited from Japan’s stronger economy, and the strengthening of the yen during the period has further contributed to the appreciation of Japanese stocks. While a stronger yen is not entirely favorable to a major exporter like Toyota, the company’s production facilities in many regions of the world help to insulate the stock from fluctuating foreign exchange rates, and the company has solidified its

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 6/30/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry

Total SA (2.6%)	France	Oil & gas

Vodafone Group PLC (2.3%)	United Kingdom	Telecommunications

UniCredito Italiano SpA (2.2%)	Italy	Banking

Roche Holding AG (2.2%)	Switzerland	Pharmaceuticals

Mizuho Financial Group, Inc. (2.0%)	Japan	Banking

Credit Suisse Group (1.9%)	Switzerland	Investment banking/brokerage

ING Groep NV (1.9%)	Netherlands	Insurance

Allianz AG (1.8%)	Germany	Insurance

Toyota Motor Corp. (1.8%)	Japan	Automotive

Royal Dutch Shell PLC Class B (1.7%)	Netherlands	Oil & gas

leadership position in the global auto industry as the company continued to gain market share.

While our stock selections within the communications services sector had a favorable overall impact in the fiscal period, several holdings in large European telecommunications companies detracted from the fund’s results. Shares of France Telécom, as well as Vodafone Group in the United Kingdom, have traded lower in response to concerns over the competitive threat posed by smaller companies that have been aggressively competing on price. Also, a ruling by the European Commission is now compelling telecommunications companies to reduce the roaming charges billed for cross-border calls in Europe. Both of these factors contributed to a pessimistic outlook for the companies’ profit margins. Vodafone is also afflicted by uncertainty regarding its strategy. Early in 2006, Vodafone agreed to sell its Japanese unit in order to focus on becoming a more effective competitor within Europe. In our view, this may help Vodafone’s long-term strength, but markets are concerned about the company’s retreat from a global strategy. TDC, a Danish wireless company, is another stock from this sector that contributed more favorably to performance. Our analysis showed the company to be undervalued. We realized the fair value quickly after a group of private equity investors bought the company at a significant premium, and the stock is no longer in the portfolio. We continue to maintain significant holdings in the telecommunications sector because, based on our research, we believe it remains relatively undervalued, and it generates substantial free cash flow.

Also weighing on fund performance was an overweight position in Aiful, a Japanese consumer financing company. Shares of Aiful have been under pressure as increased government controls threaten profits at Japanese consumer finance companies. Proposed legislation aims to set a maximum interest rate these firms are able to charge, a move that would have a negative impact on their profit growth. In our view, the market may have overreacted to this concern, and at recent price levels the stock appears attractively valued relative to its prospects under many of the most likely scenarios that we can project for Aiful.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Trustees approve sub-advisory agreement.

Effective July 2006, the Trustees have approved a new sub-advisory relationship for your fund. The Putnam Advisory Company (“PAC”) — an affiliate of Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager — has been retained as an investment sub-adviser for a portion of the fund’s assets.There is no change in the contractual arrangements between Putnam Management and your fund. Putnam Management will remain
fully responsible for all aspects of the
management of the fund, including any
activity by PAC. PAC’s appointment also
will not change your fund’s fees, because
Putnam Management and Putnam
Investments Limited (“PIL”), the fund’s
investment sub-manager, and not the
fund, will pay PAC for its services. The
portion of the fund’s assets for which PAC
serves as sub-adviser may change from
time to time based on the direction of
Putnam Management or PIL.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

After a sustained period of gains in international markets, we believe that the global market correction that took hold in the spring was in keeping with the tendency of stock markets to pause during a rally. In our view, international markets in general remain fundamentally healthy. Japan’s recovery appears solid, and Asian markets in general are expanding vigorously, supported by stronger secular growth — or growth tied to long-term development rather than to short-term business cycles — in China. Europe is accelerating and continues to benefit from strong M&A activity. We believe the recent correction has created a fresh entry point for some of the more attractive markets — for example, Japan, where returns were negative in yen terms for the first half of 2006, even as its economic growth has accelerated and corporate profitability has improved. Select European markets also offer compelling valuation. Emerging markets may experience more challenging conditions because of higher interest rates around the world, but we continue to find many companies in the more developed markets that offer attractive valuations and strong cash flows, supported by both healthy levels of domestic economic activity and exports.

In all markets, we continue to look for high-quality companies and favor large and midsize companies because we believe they offer attractive opportunities to investors over the long term.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended June 30, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/12/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.73%	10.34%	9.87%	9.87%	9.90%	9.90%	10.16%	9.92%	10.46%	10.91%

10 years	169.63	155.47	150.07	150.07	150.34	150.34	156.41	148.04	163.18	176.60
Annual average	10.43	9.83	9.60	9.60	9.61	9.61	9.87	9.51	10.16	10.71

5 years	43.18	35.65	37.89	35.88	38.00	38.00	39.59	35.03	41.48	45.02
Annual average	7.44	6.29	6.64	6.32	6.65	6.65	6.90	6.19	7.19	7.72

3 years	74.11	64.93	70.16	67.16	70.21	70.21	71.45	65.84	72.79	75.39
Annual average	20.30	18.15	19.39	18.68	19.40	19.40	19.69	18.37	20.00	20.60

1 year	25.70	19.08	24.77	19.77	24.77	23.77	25.12	21.07	25.42	26.05

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

Change in the value of a $10,000 investment ($9,475 after sales charge) Cumulative total return from 6/30/96 to 6/30/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $25,007 and $25,034, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $24,804 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $26,318 and $27,660, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 6/30/06

		Lipper International
	MSCI EAFE	Large-Cap Core Funds
	Index	category average*

Annual average
(life of fund)	6.59%	7.98%

10 years	85.86	85.04
Annual average	6.39	6.12

5 years	61.18	43.23
Annual average	10.02	7.38

3 years	90.39	76.18
Annual average	23.94	20.74

1 year	26.56	25.67

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 6/30/06, there were 208, 193, 160, and 65 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 6/30/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.528		$0.319	$0.328	$0.389		$0.500	$0.593

Capital gains	—		—	—	—		—	—

Total	$0.528		$0.319	$0.328	$0.389		$0.500	$0.593

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
6/30/05	$23.39	$24.69	$22.49	$22.93	$23.00	$23.77	$23.25	$23.55

6/30/06	28.82	30.42	27.71	28.25	28.35	29.30	28.61	29.03

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Equity Fund from January 1, 2006, to June 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.52	$ 10.41	$ 10.41	$ 9.11	$ 7.81	$ 5.22

Ending value (after expenses)	$1,102.90	$1,098.70	$1,098.80	$1,100.10	$1,101.20	$1,104.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2006, use the calculation method below. To find the value of your investment on January 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 01/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.26	$ 9.99	$ 9.99	$ 8.75	$ 7.50	$ 5.01

Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,016.12	$1,017.36	$1,019.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Average annualized expense
ratio for Lipper peer group†	1.51%	2.26%	2.26%	2.01%	1.76%	1.26%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam International Equity Fund	83%	75%	69%	53%*	42%

Lipper International Large-Cap
Core Funds category average	63%	60%	75%	81%	78%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 6/30/06.

* Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Core Team. Joshua Byrne and Simon Davis are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2006, and June 30, 2005.

Trustee and Putnam employee fund ownership

As of June 30, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 1,378,000	$ 87,000,000

Putnam employees	$20,943,000	$421,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $3,900,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Joshua Byrne is also a Portfolio Leader of Putnam Europe Equity Fund.

Simon Davis is also a Portfolio Member of Putnam Europe Equity Fund.

Joshua Byrne and Simon Davis may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended June 30, 2006, Portfolio Member Mark Pollard left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2006, and June 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 – $1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000 and over

Philippe Bibi	2006						*

Chief Technology Officer	2005						*

Joshua Brooks	2006						*

Deputy Head of Investments	2005						*

William Connolly	2006						*

Head of Retail Management	N/A

Kevin Cronin	2006						*

Head of Investments	2005						*

Charles Haldeman, Jr.	2006						*

President and CEO	2005						*

Amrit Kanwal	2006						*

Chief Financial Officer	2005						*

Steven Krichmar	2006						*

Chief of Operations	2005						*

Francis McNamara, III	2006						*

General Counsel	2005						*

Richard Robie, III	2006						*

Chief Administrative Officer	2005						*

Edward Shadek	2006						*

Deputy Head of Investments	2005						*

Sandra Whiston	2006						*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 6/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of equity securities from emerging markets available to non-U.S. investors.

Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged index of equity securities from Australia and developed countries in Asia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

* That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

* Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 4th percentile in management fees and in the 1st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

* Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

57th	68th	51st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 211, 194, and 150 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Core Funds category for the one-, five- and ten-year periods ended June 30, 2006 , were 58%, 51%, and 8%, respectively. Over the one-, five- and ten-year periods ended June 30, 2006, the fund ranked 121st out of 208, 81st out of 160, and 5th out of 65 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Equity Fund (the “fund”) at June 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts August 10, 2006

The fund’s portfolio 6/30/06

COMMON STOCKS (98.8%)*

	Shares	Value

Australia (1.8%)
Commonwealth Bank of Australia	75,864	$2,502,246
Macquarie Bank, Ltd.	1,033,262	52,950,854
Macquarie Infrastructure Group	12,591,726	31,422,300
Macquerie Infrastructure Group 144A	1,067,033	2,662,751
Mayne Pharma, Ltd. †	1,488,783	2,874,870
National Australia Bank, Ltd.	280,097	7,314,266
Promina Group, Ltd.	656,269	2,739,250
Rio Tinto, Ltd.	120,556	6,965,974
SP AusNet	72,839	68,163
Spark Infrastructure Group	316,812	265,885
Telstra Corp., Ltd.	23,623	64,565
Woolworths, Ltd.	206,566	3,091,344
		112,922,468

Austria (0.1%)
Oesterreichische Post AG †	84,000	2,547,386
Oesterreichische Post AG 144A †	45,299	1,373,738
		3,921,124

Belgium (3.0%)
InBev NV	1,233,984	60,502,822
KBC Groupe SA	813,601	87,271,847
Mobistar SA	553,506	43,910,143
		191,684,812

Brazil (1.1%)
Banco Bradesco SA (Preference)	29,310	917,377
Companhia Vale do Rio Doce (CVRD) ADR	25,683	617,419
EDP — Energias do Brasil SA	43,700	545,492
Lupatech SA †	33,100	324,420
Lupatech SA 144A †	39,100	383,227
Petroleo Brasileiro SA ADR	758,145	67,709,930
Usinas Siderurgicas de Minas Gerais(Usiminas) (Preference)	48,095	1,726,573
		72,224,438

Canada (1.0%)
Alcan Aluminum, Ltd.	17,500	823,057
Algoma Steel, Inc.	14,100	449,582
Aliant, Inc.	10,700	319,229
Bank of Montreal	20,990	1,133,890
Bank of Nova Scotia	7,900	314,209
CAE, Inc.	39,300	300,459
Canadian Imperial Bank of Commerce	18,734	1,258,875
Canadian National Railway Co.	28,206	1,237,025
Canadian Natural Resources, Ltd.	321,950	17,872,598
Canadian Pacific Railway, Ltd.	4,500	230,343

COMMON STOCKS (98.8%)* continued

	Shares	Value

Canada continued
EnCana Corp.	13,800	$729,595
Goldcorp, Inc. (New York Exchange)	20,400	617,431
Husky Energy, Inc.	7,380	465,050
Imperial Oil, Ltd. (Toronto Exchange)	25,527	936,311
ING Canada, Inc.	10,174	517,027
IPSCO, Inc.	6,126	588,852
Magna International, Inc. Class A	5,319	381,008
Manulife Financial Corp.	57,172	1,818,829
Methanex Corp.	35,262	746,281
National Bank of Canada	17,942	919,854
Petro-Canada	28,466	1,355,963
Power Financial Corp.	26,206	738,473
RONA, Inc. †	13,600	245,260
Royal Bank of Canada	15,756	642,258
Suncor Energy, Inc.	3,200	260,018
Talisman Energy, Inc.	73,678	1,290,922
Teck Comico, Ltd. Class B	58,605	3,530,638
Telus Corp.	514,526	20,848,531
TransAlta Corp.	8,200	170,077
TransCanada Corp.	13,500	386,738
TSX Group, Inc.	12,600	507,717
		61,636,100

Chile (—%)
Inversiones Aguas Metropolitanas SA	360,377	364,051

China (0.1%)
Air China, Ltd.	2,280,000	954,073
China Petroleum & Chemical Corp.	2,034,000	1,165,398
China Shenhua Energy Co., Ltd.	1,237,500	2,286,444
China Shipping Development Co.	1,012,000	729,679
FU JI Food and Catering Services Holdings, Ltd.	94,000	154,918
		5,290,512

Denmark (—%)
Genmab A/S †	7,125	229,646

Egypt (—%)
Orascom Construction Industries (OCI)	30,001	915,057

Finland (—%)
Nokia OYJ	127,293	2,597,396

France (10.5%)
Air Liquide	15,758	3,068,328
Alcatel SA	142,054	1,801,631
Alstrom †	13,187	1,204,617
Arkema †	4,688	182,865
Axa SA	193,273	6,340,574

COMMON STOCKS (98.8%)* continued

	Shares	Value

France continued
BNP Paribas SA	1,012,470	$96,889,051
Business Objects SA †	79,607	2,170,915
Christian Dior SA	32,508	3,185,687
France Telecom SA	3,026,224	65,038,350
France Telecom SA 144A	147,848	3,177,488
Groupe Danone	22,205	2,820,456
LVMH Moet Hennessy Louis Vuitton SA	35,577	3,529,651
Renault SA	907,615	97,472,405
Sanofi-Synthelabo SA	33,363	3,254,546
Schneider Electric SA	349,560	36,423,365
Societe Generale	685,079	100,725,453
Technip SA	87,985	4,870,766
Total SA	2,528,246	166,305,051
Veolia Environnement	1,321,054	68,251,178
		666,712,377

Germany (5.3%)
Adidas-Salomon AG	737,556	35,502,645
Allianz AG	739,310	116,685,907
BASF AG	1,282,094	102,840,721
Bayerische Motoren Werke (BMW) AG	35,200	1,756,925
Deutsche Bank AG	55,500	6,241,356
Deutsche Post AG	88,150	2,367,822
Henkel KGaA	55,995	5,823,099
Henkel KGaA (Preference)	470,784	53,803,604
SAP AG	14,424	3,040,935
Schwarz Pharma AG	26,716	2,395,047
Siemens AG	40,604	3,532,626
ThyssenKrupp AG	64,947	2,217,028
		336,207,715

Greece (1.2%)
Alpha Bank AE	342,308	8,525,242
Hellenic Telecommunication Organization (OTE) SA †	1,442,172	31,750,527
Hellenic Telecommunication Organization (OTE) SA 144A	18,500	407,292
National Bank of Greece SA	710,899	28,066,349
Postal Savings Bank †	483,553	9,903,925
Postal Savings Bank 144A †	69,726	1,428,098
		80,081,433

Hong Kong (0.6%)
BOC Hong Kong Holdings, Ltd.	1,954,000	3,824,121
Cheung Kong Infrastructure Holdings, Ltd.	103,000	297,726
China Netcom Group Corp. (Hong Kong), Ltd.	543,500	951,704
China Resources Power Holdings Co.	850,000	711,370
Esprit Holdings, Ltd.	3,363,500	27,456,436
Great Eagle Holdings, Ltd.	396,000	1,356,252
Hang Lung Properties, Ltd.	525,000	939,588
Hong Kong and China Gas Co., Ltd.	127,000	278,799

COMMON STOCKS (98.8%)* continued

	Shares	Value

Hong Kong continued
Hong Kong Electric Holdings, Ltd.	178,000	$805,580
Hutchinson Telecommunications International, Ltd. †	89,000	143,240
Orient Overseas International, Ltd.	69,000	250,087
		37,014,903

Hungary (0.3%)
MOL Magyar Olaj- es Gazipari Rt.	208,814	21,458,720

India (—%)
GVK Power & Infrastructure, ltd. †	1,437	5,132
National Thermal Power Corp., Ltd.	27,640	66,593
		71,725

Indonesia (—%)
Bank Rakyat Indonesia	851,000	376,711
PT Astra International, Inc.	367,000	386,337
		763,048

Ireland (1.8%)
Bank of Ireland PLC	1,975,605	35,235,063
CRH PLC	2,436,674	79,190,614
		114,425,677

Israel (—%)
Bank Hapoalim BM	51,672	220,119
Teva Pharmaceutical Industries, Ltd. ADR	55,288	1,746,548
		1,966,667

Italy (4.2%)
Enel SpA	443,327	3,820,189
Fastweb	37,797	1,638,649
IntesaBCI SpA	9,108,754	53,336,582
Mediaset SpA	5,166,607	60,770,665
Saipem SpA	324,414	7,366,196
Saras SpA †	75,380	482,830
UniCredito Italiano SpA	17,708,357	139,123,626
		266,538,737

Japan (26.5%)
Aeon Co., Ltd.	1,604,200	35,227,839
Aiful Corp.	776,600	41,513,788
Asahi Glass Co., Ltd.	68,000	863,237
Asahi Kasei Corp.	6,747,000	44,094,567
Astellas Pharma, Inc.	221,300	8,131,759
Canon, Inc.	1,339,392	65,739,187
Chiyoda Corp.	1,076,000	22,028,346
Chubu Electric Power, Inc.	13,900	375,774
Credit Saison Co., Ltd.	920,100	43,630,289
Dai Nippon Printing Co., Ltd.	3,965,000	61,400,262
Daiichi Sankyo Co., Ltd.	1,722,600	47,473,228

COMMON STOCKS (98.8%)* continued

	Shares	Value

Japan continued
Daito Trust Construction Co., Ltd.	1,250,000	$69,335,083
Dowa Mining Co., Ltd.	45,000	398,425
East Japan Railway Co.	12,874	95,738,408
Electric Power Development Co.	1,086,200	41,433,351
Fanuc, Ltd.	440,400	39,609,029
Fuji Television Network, Inc.	1,070	2,377,778
Honda Motor Co., Ltd.	44,000	1,397,375
Hoya Corp.	140,300	4,995,809
Japan Tobacco, Inc.	22,951	83,731,995
JSR Corp.	88,200	2,230,079
Kansai Electric Power, Inc.	37,800	846,614
KDDI Corp.	161	990,227
Komatsu, Ltd.	660,000	13,136,483
Konica Corp.	3,504,000	44,298,163
Kubota Corp.	2,148,000	20,390,026
Kyushu Electric Power Co., Inc.	12,300	286,247
Lawson, Inc.	1,036,600	37,818,215
Matsushita Electric Industrial Co., Ltd.	4,551,000	96,156,299
Mitsubishi Corp.	2,687,600	53,728,486
Mitsubishi UFJ Financial Group, Inc.	965	13,508,311
Mitsui & Co., Ltd.	161,000	2,276,255
Mitsui Fudoscan Co., Ltd.	1,812,000	39,394,751
Mitsui O.S.K Lines, Ltd.	322,000	2,191,741
Mizuho Financial Group, Inc.	14,725	124,833,989
Nidec Corp.	14,800	1,061,767
Nippon Mining Holdings, Inc.	1,780,500	15,001,063
Nippon Steel Corp.	1,246,000	4,720,192
Nippon Telegraph & Telephone (NTT) Corp.	311	1,526,430
Nissan Motor Co., Ltd.	2,425,000	26,520,122
Nomura Securities Co., Ltd.	441,900	8,292,874
NSK, Ltd.	23,000	190,962
NTT DoCoMo, Inc.	1,120	1,646,194
Obayashi Corp.	97,000	667,883
Omron Corp.	1,988,000	50,700,087
Ono Pharmaceutical Co., Ltd.	519,500	25,315,967
Orix Corp.	30,440	7,443,552
Osaka Gas Co., Ltd.	77,000	247,909
Rohm Co., Ltd.	421,500	37,724,803
Sankyo Co., Ltd.	628,600	39,981,820
Shimizu Corp.	4,471,000	25,073,587
Shin-Etsu Chemical Co.	40,700	2,214,821
SMC Corp.	19,800	2,804,567
Sony Corp.	32,600	1,440,332
Sumitomo Mitsui Banking Corp.	216,000	2,362,205
Suzuki Motor Corp.	2,547,600	55,164,567
Takeda Pharmaceutical Co., Ltd.	29,300	1,825,162
Terumo Corp.	1,009,600	33,741,662
Tohoku Electric Power Co., Inc.	16,800	368,924
Tokyo Electric Power Co.	59,700	1,650,499

COMMON STOCKS (98.8%)* continued

	Shares	Value

Japan continued
Tokyo Gas Co., Ltd.	6,214,000	$29,303,115
TonenGeneral Sekiyu KK	3,067,000	31,555,486
Toto, Ltd.	34,000	325,424
Toyo Suisan Kaisha, Ltd.	169,000	2,649,589
Toyota Motor Corp.	2,219,900	116,335,967
		1,689,438,947

Malaysia (—%)
Digi.com Berhad †	76,400	226,786

Mexico (—%)
Axtel SA de CV †	283,424	527,487
Axtel SA de CV 144A †	120,100	223,521
Wal-Mart de Mexico SA de CV Ser. V	325,100	913,340
		1,664,348

Netherlands (9.2%)
ABN AMRO Holding NV	3,611,016	98,750,870
Endemol NV	213,272	3,577,407
European Aeronautic Defense and Space Co.	1,326,277	38,084,190
European Aeronautic Defense and Space Co. 144A	389,980	11,198,319
ING Groep NV	3,040,519	119,456,838
Koninklijke (Royal) KPN NV	7,297,348	82,007,706
Koninklijke (Royal) KPN NV 144A	306,769	3,447,475
Royal Dutch Shell PLC Class A	3,293,546	110,744,002
Royal Dutch Shell PLC Class B	3,185,163	111,385,988
Royal Numico NV	71,135	3,191,299
SBM Offshore NV	213,997	5,701,723
		587,545,817

New Zealand (—%)
Telecom Corp. of New Zealand, Ltd.	167,408	412,493

Norway (1.1%)
DnB Holdings ASA	230,355	2,860,782
Norsk Hydro ASA	2,436,170	64,621,972
Schibsted ASA	72,699	1,940,105
Statoil ASA	33,024	937,051
		70,359,910

Philippines (—%)
First Philippine Holdings Corp.	120,230	101,871
Globe Telecom, Inc.	23,930	419,034
		520,905

Russia (0.3%)
Lukoil	14,822	1,239,119
Mobile Telesystems ADR	28,500	839,040
OAO Gazprom	1,393,581	14,632,601
Sberbank RF	376	641,080
		17,351,840

COMMON STOCKS (98.8%)* continued

	Shares	Value

Singapore (2.4%)
Ascendas Real Estate Investment Trust (R)	1,051,000	$1,276,357
Chartered Semiconductor Manufacturing, Ltd. †	45,356,000	38,729,032
SembCorp Industries, Ltd.	147,580	302,441
Singapore Airlines, Ltd.	3,681,000	29,569,070
Singapore Telecommunications, Ltd.	11,170,000	17,945,478
StarHub, Ltd.	648,000	934,497
StarHub, Ltd. 144A	1,457,000	2,101,176
United Overseas Bank, Ltd.	6,290,000	62,064,516
		152,922,567

South Africa (0.1%)
Aveng, Ltd.	262,817	791,029
Gold Fields, Ltd.	4,266	96,972
Gold Fields, Ltd. ADR	30,851	706,488
Impala Platinum Holdings, Ltd.	3,315	613,917
Imperial Holdings, Ltd. †	26,474	501,493
Metropolitan Holdings, Ltd.	321,977	533,112
Network Healthcare Holdings, Ltd. †	488,996	658,014
Reunert, Ltd.	80,593	735,059
Sasol, Ltd.	26,078	1,006,279
		5,642,363

South Korea (1.9%)
Daegu Bank	52,670	944,106
Daewoo Shipbuilding & Marine Engineering Co., Ltd. 144A	21,530	633,369
GS Holdings Corp.	15,930	500,542
Hynix Semiconductor, Inc. †	916,410	29,712,787
Hynix Semiconductor, Inc. GDR 144A †	172,100	5,390,172
Kookmin Bank	7,860	646,436
Korean Air Co., Ltd.	24,480	903,416
LG Electronics, Inc.	11,810	716,022
LG Engineering & Construction, Ltd.	7,360	476,491
Macquarie Korea Infrastructure GDR 144A †	20,500	144,320
MegaStudy Co., Ltd.	4,708	459,184
POSCO	170,683	45,802,218
POSCO ADR	4,300	287,670
Samsung Electronics Co., Ltd.	2,162	1,374,616
Shinhan Financial Group Co., Ltd.	643,400	30,189,055
SK Corp.	18,530	1,191,828
		119,372,232

Spain (2.0%)
Autopistas Concesionaria Espanola SA	101,474	2,375,439
Banco Bilbao Vizcaya Argentaria SA	503,644	10,354,054
Grifols SA †	326,917	2,687,505
Grifols SA 144A †	93,530	768,887
Iberdrola SA	3,194,399	109,983,174
Repsol YPF SA	70,469	2,017,218
		128,186,277

COMMON STOCKS (98.8%)* continued

	Shares	Value

Sweden (1.8%)
Hennes & Mauritz AB Class B	1,044,229	$40,456,007
Skanska AB Class B	82,000	1,263,921
SKF AB Class B	1,630,417	25,696,716
Telefonaktiebolaget LM Ericsson AB Class B	14,793,539	48,891,358
Volvo AB Class B	29,400	1,445,219
		117,753,221

Switzerland (10.7%)
ABB, Ltd.	140,583	1,825,157
Arpida, Ltd. †	11,437	211,987
Arpida, Ltd. 144A †	32,180	596,461
Basilea Pharmaceutica AG †	1,547	224,212
Credit Suisse Group	2,199,299	122,831,756
Holcim, Ltd.	318,155	24,341,572
Julius Baer Holding, Ltd. Class B	572,156	49,614,573
Nestle SA	233,796	73,305,841
Nobel Biocare Holding AG	260,198	61,666,097
Novartis AG	418,102	22,600,108
Roche Holding AG	834,993	137,790,549
Serono SA	18,319	12,631,988
Speedel Holding AG †	8,462	1,105,512
STMicroelectronics NV	2,163,951	34,831,637
Straumann Holding AG	3,047	775,620
Swatch Group AG (The)	153,263	5,343,619
Swatch Group AG (The) Class B	179,441	30,256,035
Synthes, Inc.	7,449	897,140
Xstrata PLC (London Exchange)	426,604	16,172,835
Xstrata PLC 144A	144,900	5,493,253
Zurich Financial Services AG	350,264	76,647,956
		679,163,908

Taiwan (0.6%)
China Steel Corp.	902,000	894,421
Far EasTone Telecommunications Co., Ltd.	685,000	766,001
Hon Hai Precision Industry Co., Ltd.	85,000	525,145
King Yuan Electronics Co., Ltd.	488,000	410,033
Lite-On Technology Corp.	11,817,000	17,503,557
Quanta Computer, Inc.	727,000	1,163,308
Siliconware Precision Industries Co.	478,833	588,705
Sinopac Holdings Co.	784,000	395,972
Taiwan Semiconductor Manufacturing Co., Ltd.	419,202	756,252
United Microelectronics Corp.	24,907,518	14,926,660
		37,930,054

COMMON STOCKS (98.8%)* continued

	Shares	Value

Thailand (—%)
Italian-Thai Development PLC NVDR (Non Voting
Depository Receipt)	3,707,700	$490,861
Krung Thai Bank PCL NVDR (Non Voting Depository Receipt)	404,300	107,050
Krung Thai Bank PCL	2,537,200	671,798
		1,269,709

Turkey (—%)
Dogan Yayin Holding †	1	2

United Kingdom (11.2%)
Admiral Group PLC	210,929	2,422,341
ARM Holdings PLC	377,555	790,726
AstraZeneca PLC (London Exchange)	16,417	990,949
AWG PLC	68,249	1,512,030
BAE Systems PLC	921,040	6,297,875
Barclays PLC	8,701,547	98,883,932
Barratt Developments PLC	2,271,003	39,813,780
BHP Billiton PLC	473,304	9,181,699
British Airways PLC †	133,950	849,039
Bunzl PLC	17,218	196,620
Burberry Group PLC	172,783	1,373,969
easyJet PLC †	80,761	576,869
GlaxoSmithKline PLC	228,861	6,395,045
GUS PLC	79,830	1,426,102
Hays PLC	276,397	690,040
Hikma Pharmaceuticals PLC 144A	15,300	94,008
Ladbrokes PLC	6,088,856	45,884,995
IMI PLC	130,945	1,208,967
Imperial Tobacco Group PLC	89,299	2,756,197
John Wood Group PLC	152,883	661,580
Marks & Spencer PLC	234,679	2,547,532
Mitchells & Butlers PLC	182,318	1,738,063
Next PLC	41,540	1,253,701
Pennon Group PLC	69,753	1,722,073
Persimmon PLC	21,234	484,568
Punch Taverns PLC	4,809,861	77,830,165
Reckitt Benckiser PLC	2,720,442	101,624,450
Rio Tinto PLC	1,718,253	90,846,591
Royal Bank of Scotland Group PLC	1,165,966	38,337,608
Royal Bank of Scotland Group PLC 144A	29,380	966,031
Schroders PLC	327,124	6,109,999
Scottish and Southern Energy PLC	221,459	4,713,853
Stagecoach Group PLC	1,735,484	3,698,869
Tesco PLC	1,252,526	7,736,430
Travis Perkins PLC	39,825	1,114,300
Vodafone Group PLC	69,035,075	147,135,827
WPP Group PLC	135,328	1,637,965
		711,504,788

Total common stocks (cost $5,412,785,327)		$6,298,292,773

UNITS (—%)* (cost $452,592)

			Units	Value

Controladora Comercial Mexicana SA de CV units (Mexico)			265,472	$452,198

WARRANTS (—%)* † (cost $288,486)

	Expiration date	Strike price	Warrants	Value

Fuji Television Network Structured
Exercise Call Warrants 144A (issued by
Merrill Lynch International
& Co.) (Japan)	11/22/06	—	131	$291,111

SHORT-TERM INVESTMENTS (1.2%)* (cost $75,166,205)

			Shares	Value

Putnam Prime Money Market Fund (e)			75,166,205	$75,166,205

TOTAL INVESTMENTS

Total investments (cost $5,488,692,610)				$6,374,202,287

* Percentages indicated are based on net assets of $6,372,415,004.

† Non-income-producing security.

(R) Real Estate Investment Trust.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At June 30, 2006, liquid assets totaling $18,120,112 have been designated as collateral for structured warrants and open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry group concentrations greater than 10% at June 30, 2006 (as a percentage of net assets):

Banking	16.8%
Oil and gas	10.1

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/06 (aggregate face value $1,221,327,787)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$271,463,062	$268,034,104	7/19/06	$ 3,428,958
British Pound	715,416,332	718,905,453	9/20/06	(3,489,121)
Euro	110,444,867	109,184,864	9/20/06	1,260,003
Japanese Yen	2,624,011	2,693,355	8/16/06	(69,344)
Norwegian Krone	91,526,314	93,708,016	9/20/06	(2,181,702)
Swedish Krona	29,231,764	28,801,995	9/20/06	429,769

Total				$ (621,437)

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/06 (aggregate face value $1,189,146,511)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 37,786,202	$ 38,567,947	7/19/06	$ 781,745
British Pound	30,457,871	30,127,389	9/20/06	(330,482)
Canadian Dollar	63,239,240	61,367,284	7/19/06	(1,871,956)
Euro	124,634,763	123,631,060	9/20/06	(1,003,703)
Japanese Yen	513,803,735	515,276,711	8/16/06	1,472,976
Norwegian Krone	32,103,651	31,662,251	9/20/06	(441,400)
Swedish Krona	82,660,570	81,692,166	9/20/06	(968,404)
Swiss Franc	306,273,738	306,821,703	9/20/06	547,965

Total				$(1,813,259)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/06

ASSETS

Investment in securities, at value, including
Unaffiliated issuers (identified cost $5,413,526,405)	$6,299,036,082
Affiliated issuers (identified cost $75,166,205) (Note 5)	75,166,205

Cash	2,820,196

Foreign currency (cost $6,751,913) (Note 1)	6,767,609

Dividends, interest and other receivables	11,595,451

Receivable for shares of the fund sold	5,114,746

Receivable for securities sold	16,631,518

Receivable for open forward currency contracts (Note 1)	12,353,668

Receivable for closed forward currency contracts (Note 1)	15,414,820

Foreign tax reclaim receivable	2,847,747

Total assets	6,447,748,042

LIABILITIES

Payable for securities purchased	19,063,007

Payable for shares of the fund repurchased	13,626,746

Payable for compensation of Manager (Note 2)	10,241,082

Payable for investor servicing and custodian fees (Note 2)	1,669,197

Payable for Trustee compensation and expenses (Note 2)	496,152

Payable for administrative services (Note 2)	16,749

Payable for distribution fees (Note 2)	3,484,311

Payable for open forward currency contracts (Note 1)	14,788,364

Payable for closed forward currency contracts (Note 1)	11,203,042

Other accrued expenses	744,388

Total liabilities	75,333,038

Net assets	$6,372,415,004

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,432,252,129

Undistributed net investment income (Note 1)	85,383,146

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(28,421,891)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	883,201,620

Total — Representing net assets applicable to capital shares outstanding	$6,372,415,004

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,601,660,909 divided by 124,975,496 shares)	$28.82

Offering price per class A share
(100/94.75 of $28.82)*	$30.42

Net asset value and offering price per class B share
($1,162,723,183 divided by 41,956,636 shares)**	$27.71

Net asset value and offering price per class C share
($264,090,096 divided by 9,348,403 shares)**	$28.25

Net asset value and redemption price per class M share
($86,932,180 divided by 3,066,238 shares)	$28.35

Offering price per class M share
(100/96.75 of $28.35)*	$29.30

Net asset value, offering price and redemption price per class R share
($3,353,975 divided by 117,232 shares)	$28.61

Net asset value, offering price and redemption price per class Y share
($1,253,654,661 divided by 43,185,185 shares)	$29.03

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/06

INVESTMENT INCOME

Dividends (net of foreign tax of $14,976,953)	$ 172,657,170

Interest (including interest income of $1,689,290
from investments in affiliated issuers) (Note 5)	2,593,922

Securities lending	24,503

Total investment income	175,275,595

EXPENSES

Compensation of Manager (Note 2)	39,476,662

Investor servicing fees (Note 2)	15,299,530

Custodian fees (Note 2)	6,653,687

Trustee compensation and expenses (Note 2)	245,510

Administrative services (Note 2)	104,354

Distribution fees — Class A (Note 2)	8,530,318

Distribution fees — Class B (Note 2)	12,990,877

Distribution fees — Class C (Note 2)	2,687,279

Distribution fees — Class M (Note 2)	682,164

Distribution fees — Class R (Note 2)	9,946

Other	1,641,840

Non-recurring costs (Notes 2 and 6)	82,555

Costs assumed by Manager (Notes 2 and 6)	(82,555)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(4,171,491)

Total expenses	84,150,676

Expense reduction (Note 2)	(4,024,193)

Net expenses	80,126,483

Net investment income	95,149,112

Net realized gain on investments (net of foreign tax of ($1,040,221) (Notes 1 and 3)	937,880,274

Net realized gain on foreign currency transactions (Note 1)	6,768,547

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(15,465,385)

Net unrealized appreciation of investments during the year	386,970,285

Net gain on investments	1,316,153,721

Net increase in net assets resulting from operations	$1,411,302,833

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	6/30/06	6/30/05

Operations:
Net investment income	$ 95,149,112	$ 60,388,713

Net realized gain on investments
and foreign currency transactions	944,648,821	806,769,511

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	371,504,900	(24,510,232)

Net increase in net assets resulting from operations	1,411,302,833	842,647,992

Distributions to shareholders: (Note 1)

From net investment income

Class A	(66,521,442)	(48,773,597)

Class B	(16,227,288)	(11,127,164)

Class C	(3,356,978)	(1,810,078)

Class M	(1,333,118)	(906,794)

Class R	(30,587)	(9,386)

Class Y	(26,170,647)	(22,229,449)

Redemption fees (Note 1)	237,700	166,514

Decrease from capital share transactions (Note 4)	(870,490,033)	(1,773,743,224)

Total increase (decrease) in net assets	427,410,440	(1,015,785,186)

NET ASSETS

Beginning of year	5,945,004,564	6,960,789,750

End of year (including undistributed net investment
income of $85,383,146 and $97,570,644, respectively)	$6,372,415,004	$5,945,004,564

The accompanying notes are an integral part of these financial statements.

Financial	highlights	(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
June 30, 2006	$23.39	.45(d,e,f )	5.51	5.96	(.53)	(.53)	—(h)	$28.82	25.70	$3,601,661	1.19(d,e)	1.69(d,e,f )	83.10
June 30, 2005	20.86	.25(d,g)	2.61	2.86	(.33)	(.33)	—(h)	23.39	13.71	3,137,593	1.24(d)	1.11(d,g)	74.79
June 30, 2004	17.43	.15(d)	3.63	3.78	(.35)	(.35)	—(h)	20.86	21.81	3,677,492	1.23(d)	.74(d)	69.27
June 30, 2003	19.18	.22	(1.93)	(1.71)	(.04)	(.04)	—	17.43	(8.93)	6,855,608	1.22	1.33	53.11(i)
June 30, 2002	21.24	.17	(2.23)	(2.06)	—	—	—	19.18	(9.70)	6,930,312	1.16	.85	42.17

CLASS B
June 30, 2006	$22.49	.21(d,e,f)	5.33	5.54	(.32)	(.32)	—(h)	$27.71	24.77	$1,162,723	1.94(d,e)	.81(d,e,f )	83.10
June 30, 2005	20.07	.07(d,g)	2.51	2.58	(.16)	(.16)	—(h)	22.49	12.86	1,344,142	1.99(d)	.35(d,g)	74.79
June 30, 2004	16.79	.02(d)	3.47	3.49	(.21)	(.21)	—(h)	20.07	20.84	1,577,583	1.98(d)	.12(d)	69.27
June 30, 2003	18.57	.08	(1.86)	(1.78)	—	—	—	16.79	(9.59)	1,892,054	1.97	.51	53.11(i)
June 30, 2002	20.72	.01	(2.16)	(2.15)	—	—	—	18.57	(10.38)	2,326,938	1.91	.04	42.17

CLASS C
June 30, 2006	$22.93	.23(d,e,f )	5.42	5.65	(.33)	(.33)	—(h)	$28.25	24.77	$264,090	1.94(d,e)	.87(d,e,f )	83.10
June 30, 2005	20.44	.08(d,g)	2.55	2.63	(.14)	(.14)	—(h)	22.93	12.87	259,993	1.99(d)	.34(d,g)	74.79
June 30, 2004	17.05	—(d,h)	3.55	3.55	(.16)	(.16)	—(h)	20.44	20.86	313,496	1.98(d)	.02(d)	69.27
June 30, 2003	18.86	.09	(1.90)	(1.81)	—	—	—	17.05	(9.60)	534,933	1.97	.54	53.11(i)
June 30, 2002	21.03	.01	(2.18)	(2.17)	—	—	—	18.86	(10.32)	601,907	1.91	.07	42.17

CLASS M
June 30, 2006	$23.00	.30(d,e,f )	5.44	5.74	(.39)	(.39)	—(h)	$28.35	25.12	$86,932	1.69(d,e)	1.14(d,e,f )	83.10
June 30, 2005	20.51	.13(d,g)	2.56	2.69	(.20)	(.20)	—(h)	23.00	13.13	90,499	1.74(d)	.60(d,g)	74.79
June 30, 2004	17.13	.05(d)	3.56	3.61	(.23)	(.23)	—(h)	20.51	21.13	109,648	1.73(d)	.28(d)	69.27
June 30, 2003	18.90	.11	(1.88)	(1.77)	—	—	—	17.13	(9.37)	187,266	1.72	.73	53.11(i)
June 30, 2002	21.04	.06	(2.20)	(2.14)	—	—	—	18.90	(10.17)	248,921	1.66	.30	42.17

CLASS R
June 30, 2006	$23.25	.53(d,e,f )	5.33	5.86	(.50)	(.50)	—(h)	$28.61	25.42	$3,354	1.44(d,e)	1.95(d,e,f )	83.10
June 30, 2005	20.77	.26(d,g)	2.52	2.78	(.30)	(.30)	—(h)	23.25	13.38	1,125	1.49(d)	1.17(d,g)	74.79
June 30, 2004	17.42	.18(d)	3.55	3.73	(.38)	(.38)	—(h)	20.77	21.50	559	1.48(d)	.84(d)	69.27
June 30, 2003 †	16.52	.08	.82	.90	—	—	—	17.42	5.45*	1	.65*	.47*	53.11(i)

CLASS Y
June 30, 2006	$23.55	.53(d,e,f )	5.54	6.07	(.59)	(.59)	—(h)	$29.03	26.05	$1,253,655	.94(d,e)	1.95(d,e,f )	83.10
June 30, 2005	21.01	.29(d,g)	2.64	2.93	(.39)	(.39)	—(h)	23.55	13.98	1,111,652	.99(d)	1.31(d,g)	74.79
June 30, 2004	17.57	.19(d)	3.67	3.86	(.42)	(.42)	—(h)	21.01	22.07	1,282,011	.98(d)	.98(d)	69.27
June 30, 2003	19.33	.28	(1.96)	(1.68)	(.08)	(.08)	—	17.57	(8.67)	1,968,996.97		1.64	53.11(i)
June 30, 2002	21.35	.22	(2.24)	(2.02)	—	—	—	19.33	(9.46)	1,664,886.91		1.13	42.17

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48                                                                                                                                                                                                                                                                                                                                         49

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to June 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	6/30/06	6/30/05	6/30/04

Class A	<0.01%	0.06%	0.03%

Class B	<0.01	0.06	0.03

Class C	<0.01	0.06	0.03

Class M	<0.01	0.06	0.03

Class R	<0.01	0.06	0.03

Class Y	<0.01	0.06	0.03

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.02 per share and 0.07% of average net assets for the period ended June 30, 2006 (Note 6).

(f) Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	net assets

Class A	$0.14	0.54%

Class B	0.13	0.51

Class C	0.14	0.52

Class M	0.14	0.53

Class R	0.18	0.66

Class Y	0.15	0.56

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(h) Amount represents less than $0.01 per share.

(i) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/06

Note 1: Significant accounting policies

Putnam International Equity Fund (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain when the amounts are conclusively determined.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At June 30, 2006, the fund had no securities out on loan.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2006, the fund had a capital loss carryover of $43,695,458 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$23,474,190	June 30, 2008

20,221,268	June 30, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2006, the fund reclassified $6,303,450 to increase undistributed net investment income with an increase to accumulated net realized losses of $6,303,450.

The tax basis components of distributable earnings and the federal tax cost as of June 30, 2006 were as follows:

Unrealized appreciation	$1,042,736,888
Unrealized depreciation	(189,116,182)
—————————
Net unrealized appreciation	853,620,706
Undistributed ordinary income	82,948,449
Undistributed long term gain	47,162,541
Capital loss carryforward	(43,695,458)
Cost for federal income
tax purposes	$5,520,581,581

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: : 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended June 30, 2006, Putnam Management did not waive any of its management fee from the fund.

For year ended June 30, 2006, Putnam Management has assumed $82,555 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective July 2006, The Putnam Advisory Company, LLC ("PAC"), an affiliate of Putnam Management, is authorized by the Trustees to act as a sub-adviser to provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2006, the fund incurred $21,953,217 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended June 30, 2006, the fund’s expenses were reduced by $4,024,193 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,425 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee. The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan. The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $160,361 and $2,162 from the sale of class A and class M shares, respectively, and received $1,218,701 and $6,733 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2006, Putnam Retail Management, acting as underwriter, received $2,312 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,178,774,462 and $6,097,588,234, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At June 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 6/30/06:
Shares sold	31,824,846	$859,124,883

Shares issued
in connection
with reinvestment
of distributions	2,363,576	61,783,710

	34,188,422	920,908,593

Shares
repurchased	(43,371,248)	(1,154,597,530)

Net decrease	(9,182,826)	$(233,688,937)

Year ended 6/30/05:
Shares sold	29,246,262	$659,058,376

Shares issued
in connection
with reinvestment
of distributions	1,987,429	45,810,180

	31,233,691	704,868,556

Shares
repurchased	(73,384,430)	(1,631,089,568)

Net decrease	(42,150,739)	$(926,221,012)

CLASS B	Shares	Amount

Year ended 6/30/06:
Shares sold	2,232,332	$57,923,836

Shares issued
in connection
with reinvestment
of distributions	564,972	14,254,269

	2,797,304	72,178,105

Shares
repurchased	(20,607,087)	(528,802,577)

Net decrease	(17,809,783)	$(456,624,472)

Year ended 6/30/05:
Shares sold	3,015,103	$65,482,288

Shares issued
in connection
with reinvestment
of distributions	439,024	9,768,291

	3,454,127	75,250,579

Shares
repurchased	(22,291,909)	(482,073,054)

Net decrease	(18,837,782)	$(406,822,475)

CLASS C	Shares	Amount

Year ended 6/30/06:
Shares sold	718,393	$19,065,351

Shares issued
in connection
with reinvestment
of distributions	101,427	2,608,692

	819,820	21,674,043

Shares
repurchased	(2,810,983)	(73,542,043)

Net decrease	(1,991,163)	$(51,868,000)

Year ended 6/30/05:
Shares sold	707,079	$15,642,603

Shares issued
in connection
with reinvestment
of distributions	61,825	1,402,820

	768,904	17,045,423

Shares
repurchased	(4,766,485)	(103,823,967)

Net decrease	(3,997,581)	$(86,778,544)

CLASS M	Shares	Amount
Year ended 6/30/06:
Shares sold	563,159	$15,066,847

Shares issued
in connection
with reinvestment
of distributions	49,435	1,274,437

	612,594	16,341,284

Shares
repurchased	(1,480,314)	(38,785,358)

Net decrease	(867,720)	$(22,444,074)

Year ended 6/30/05:
Shares sold	655,911	$14,535,490

Shares issued
in connection
with reinvestment
of distributions	38,150	867,147

	694,061	15,402,637

Shares
repurchased	(2,105,951)	(45,878,747)

Net decrease	(1,411,890)	$(30,476,110)

CLASS R	Shares	Amount

Year ended 6/30/06:
Shares sold	100,684	$2,762,299

Shares issued
in connection
with reinvestment
of distributions	1,137	29,541

	101,821	2,791,840

Shares
repurchased	(32,968)	(908,415)

Net increase	68,853	$1,883,425

Year ended 6/30/05:
Shares sold	37,405	$860,756

Shares issued
in connection
with reinvestment
of distributions	388	8,910

	37,793	869,666

Shares
repurchased	(16,326)	(380,945)

Net increase	21,467	$488,721

CLASS Y	Shares	Amount

Year ended 6/30/06:
Shares sold	13,024,491	$353,986,997

Shares issued
in connection
with reinvestment
of distributions	995,460	26,170,647

	14,019,951	380,157,644

Shares
repurchased	(18,034,893)	(487,905,619)

Net decrease	(4,014,942)	$(107,747,975)

Year ended 6/30/05:
Shares sold	16,052,920	$363,546,592

Shares issued
in connection
with reinvestment
of distributions	958,993	22,229,449

	17,011,913	385,776,041

Shares
repurchased	(30,831,880)	(709,709,845)

Net decrease	(13,819,967)	$(323,933,804)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2006, management fees paid were reduced by $51,222 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,689,290 for the year ended June 30, 2006. During the year ended June 30, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $1,944,547,945 and $1,947,288,856, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $1,120,592 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In March 2006, the fund received $4,120,269 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New Accounting Pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $47,162,541 as long term capital gain, for its taxable year ended June 30, 2006.

For the period, interest and dividends from foreign countries were $187,625,641 for all classes of shares. Taxes paid to foreign countries were $16,017,174 for all classes of shares.

For its tax year ended June 30, 2006, the fund herby designates 100% or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended June 30, 2006. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Goldman Sachs, Credit Suisse First Boston, UBS Warburg, Merrill Lynch, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended June 30, 2006.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Cazenove, Deutsche Bank Securities, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, Nomura Securities, and Santander Investment Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986. Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Associate Treasurer,	Vice President
Compliance Liaison and Principal	Since 2004
Executive Officer
Since 1989	Senior Managing Director, Putnam
Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior
Senior Vice President and Treasurer	to 2003, Senior Vice President, United
Since 2004	Asset Management Corporation

Prior to 2004, Managing Director,	Francis J. McNamara, III (Born 1955)
Putnam Investments	Vice President and Chief Legal Officer
Since 2004
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Senior Managing Director, Putnam
Since 2002	Investments, Putnam Management
and Putnam Retail Management. Prior
Senior Managing Director, Putnam	to 2004, General Counsel, State Street
Investments. Prior to July 2001, Partner,	Research & Management Company
PricewaterhouseCoopers LLP
Charles A. Ruys de Perez (Born 1957)
Michael T. Healy (Born 1958)	Vice President and Chief Compliance Officer
Assistant Treasurer and Principal	Since 2004
Accounting Officer
Since 2000	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President
Since 2002	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
James P. Pappas (Born 1953)	Since 1993
Vice President
Since 2004	Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
Managing Director, Putnam Investments	and Assistant Clerk
and Putnam Management. During 2002,	Since 2005
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,	Nancy E. Florek (Born 1957)
President and Chief Executive Officer,	Vice President, Assistant Clerk,
UAM Investment Services, Inc.	Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	John A. Hill, Chairman	Vice President
Management, LLC	Jameson Adkins Baxter,
One Post Office Square	Vice Chairman	James P. Pappas
Boston, MA 02109	Charles B. Curtis	Vice President
Myra R. Drucker
Investment Sub-Manager	Charles E. Haldeman, Jr.	Richard S. Robie, III
Putnam Investments Limited	Paul L. Joskow	Vice President
57-59 St. James Street	Elizabeth T. Kennan
London, England SW1A 1LD	Robert E. Patterson	Francis J. McNamara, III
	George Putnam, III	Vice President and
Investment Sub-Adviser	W. Thomas Stephens	Chief Legal Officer
The Putnam Advisory	Richard B. Worley
Company, LLC		Charles A. Ruys de Perez
One Post Office Square	Officers	Vice President and
Boston, MA 02109	George Putnam, III	Chief Compliance Officer
President
Marketing Services		Mark C. Trenchard
Putnam Retail Management	Charles E. Porter	Vice President and
One Post Office Square	Executive Vice President,	BSA Compliance Officer
Boston, MA 02109	Associate Treasurer, Compliance
	Liaison and Principal	Judith Cohen
Custodian	Executive Officer	Vice President, Clerk and
Putnam Fiduciary		Assistant Treasurer
Trust Company	Jonathan S. Horwitz
	Senior Vice President	Wanda M. McManus
Legal Counsel	and Treasurer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Steven D. Krichmar
Independent Registered	Vice President and	Nancy E. Florek
Public Accounting Firm	Principal Financial Officer	Vice President, Assistant Clerk,
PricewaterhouseCoopers LLP		Assistant Treasurer and
	Michael T. Healy	Proxy Manager
Assistant Treasurer and
Principal Accounting Officer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.s

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

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INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN008 235753 8/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2006	$127,390*	$--	$30,846	$ -

June 30, 2005	$113,776*	$--	$21,510	$4,088

* Includes fees of $5,878 and $7,463 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2006 and June 30, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2006 and June 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $290,521 and $215,922 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
June 30,
2006	$ -	$ 138,160	$ -	$ -
June

30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2006

By (Signature and Title):
/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2006